UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 26, 2020

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

665 Stockton Drive, Suite 300 Exton, Pennsylvania	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 321-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 26, 2020, Immunome, Inc. (the “Company”) posted a presentation to its website that may be used by the Company from time to time in meetings with investors or analysts. A copy of the presentation is furnished as Exhibit 99.1.

The information in this Item 7.01, including the attached exhibit, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 7.01, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “anticipates,” “plans,” “may,” “intends,” “will,” “should,” “expects,” and similar expressions to identify forward-looking statements. Further, forward-looking statements include, but are not limited to, statements regarding the Company’s financial position, strategy, business plans, expectations regarding the timing and achievement of its product candidate development activities and ongoing and planned preclinical studies and clinical trials, plans and expectations for future operations and research and development initiatives. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. These forward-looking statements involve risks and uncertainties, including regarding the Company’s expectation that it will incur net losses for the foreseeable future, and that it may never be profitable; its need for additional funding; the timing and success of preclinical studies and clinical trials it conducts; the ability to obtain and maintain regulatory approval of its product candidates; the ability to commercialize its product candidates; its ability to compete in the marketplace; developments relating to the COVID-19 pandemic; its ability to obtain and maintain intellectual property protection for its product candidates; and its ability to manage growth. These or other risks or uncertainties may cause the Company’s actual results to differ materially from any forward-looking statements. Forward-looking statements speak as of the date they are made, and the Company undertakes no obligation to update them.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation dated October 26, 2020 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOME, INC.

By:	/s/ Purnanand D. Sarma
Purnanand D. Sarma, Ph.D. President and Chief Executive Officer

Dated: October 26, 2020